UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2005
Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-22739 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)
281-618-0400
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 29, 2005, Cal Dive International, Inc. (the “Company”) entered into an employment agreement (“Employment Agreement”) with Bart H. Heijermans, effective as of September 1, 2005, whereby Mr. Heijermans will serve as Executive Vice President and Chief Operating Officer of the Company.
     Attached hereto and incorporated by reference herein is a copy of the Employment Agreement as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Number	Description
10.1	Employment Agreement by and between Cal Dive International, Inc. and Bart H. Heijermans, effective as of September 1, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005

CAL DIVE INTERNATIONAL, INC.

	By:	/s/ A. WADE PURSELL

A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Employment Agreement by and between Cal Dive International, Inc. and Bart H. Heijermans, effective as of September 1, 2005.